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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of Earliest Event Reported):          NOVEMBER 14, 2000
                                                           -----------------


                              NEMATRON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MICHIGAN                      0-21142               38-2483796
          --------                 ----------------          -------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
of incorporation)                                         Identification No.)


                 5840 INTERFACE DRIVE, ANN ARBOR, MICHIGAN 48103
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (734) 214-2000
                                 --------------
                         (Registrant's telephone number)








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ITEM 5.  OTHER EVENTS.

         On November 14, 2000, Nematron Corporation ("Nematron"), Nematron Acquisition Corp., a wholly-owned subsidiary of Nematron ("Merger Sub"), Optimation Technology, Inc. (the "Company"), William K. Pollock, Timothy A. Lasch, and Pollock and Lasch as Trustees of the Optimation Technology, Inc. Employee Stock Ownership Trust which has been established in connection with the Optimation Technology, Inc. Employee Stock Ownership Plan ("OTI ESOP"), entered into an Agreement and Plan of Merger (the "Merger Agreement") under which they have agreed to the merger of Merger Sub with and into Optimation. Optimation will continue to operate as a subsidiary of Nematron.

         Under the Merger Agreement, Nematron will issue 249 shares of its common stock for each outstanding share of Optimation's common stock. Pollock, Lasch and the OTI ESOP are the only shareholders of Optimation. The 3,112,500 shares of common stock to be issued to the three Optimation shareholders in connection with the merger will not be registered under the Securities Act of 1933, as amended. The merger has been approved by the boards of directors of Nematron and Merger Sub and the shareholders of Optimation, is structured to be a tax-free exchange and will be accounted for by the purchase method of accounting. The issuance of the Nematron common stock in the Merger is subject to approval by Nematron's shareholders. The transaction is also subject to other customary conditions and approvals and is estimated to close prior to December 31, 2000.

         William K. Pollock, president of Optimation, will hold the same position with the company after the merger, and will become a member of Nematron's board of directors.

         The description of the proposed merger described in this report does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and its exhibits, which is filed as Exhibit 2.1 to this report.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

The following exhibits are filed herewith as a part of this report:

Exhibit                                                                                             Filed
Number             Description                                                                    Herewith
------             -----------                                                                    --------
2.1                Agreement and Plan of Merger dated as of November 14, 2000,                        X
                   by and among Nematron Corporation, Nematron Acquisition
                   Corp., Optimation Technology, Inc., William K. Pollock,
                   Timothy A. Lasch, and Pollock and Lasch as Trustees of the
                   Optimation Technology, Inc. Employee Stock Ownership Trust
                   which has been established in connection with the Optimation
                   Technology, Inc. Employee Stock Ownership Plan





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               NEMATRON CORPORATION
                                                  (Registrant)


November 21, 2000                                 /S/  DAVID P. GIENAPP
-----------------                              -----------------------------
                                               Secretary, Treasurer and Vice
                                               President, Finance and
                                               Administration










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                                 Exhibit Index
                                 -------------

Exhibit No.                      Description
-----------                      -----------

2.1 Agreement and Plan of Merger dated as of November 14, 2000, by and among Nematron Corporation, Nematron Acquisition Corp., Optimation Technology, Inc., William K. Pollock, Timothy A. Lasch, and Pollock and Lasch as Trustees of the Optimation Technology, Inc. Employee Stock Ownership Trust which has been established in connection with the Optimation Technology, Inc. Employee Stock Ownership Plan